                                                               Exhibit 10.13


                                                          Contract No.  33125000








                      Firm Transportation Service Agreement
                               Rate Schedule TF-1


                                     between


                         COLORADO INTERSTATE GAS COMPANY


                                       and


                          PRIMERO GAS MARKETING COMPANY



                             Dated: OCTOBER 1, 1996

                                TABLE OF CONTENTS


ARTICLE                                                                PAGE NO.
- --------------------------------------------------------------------------------

I      Quantities of Gas to Be Transported . . . . . . . . . . . . . .    1
II     Point(s) of Receipt and Point(s) of Delivery. . . . . . . . . .    1
III    Applicable Rate Schedule, Incorporation by Reference. . . . . .    2
IV     Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
V      Cancellation of Prior Contracts . . . . . . . . . . . . . . . .    3
VI     Other Operating Provisions. . . . . . . . . . . . . . . . . . .    3
VII    Modifications . . . . . . . . . . . . . . . . . . . . . . . . .    5
VIII   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5




                                   EXHIBIT "A"

                                   EXHIBIT "B"

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE TF-1


     THIS AGREEMENT is made and entered into as of this 1st day of October, 1996, by and between COLORADO INTERSTATE GAS COMPANY, hereinafter called "Transporter," and PRIMERO GAS MARKETING COMPANY, hereinafter called "Shipper."

     In consideration of the mutual promises hereinafter contained, Shipper and Transporter agree as follows:


                                    ARTICLE I
                       QUANTITIES OF GAS TO BE TRANSPORTED

     1.1  MAXIMUM DELIVERY QUANTITY ("MDQ").  Shipper's MDQ is 10,000 Dth per
Day.

     1.2 TRANSPORTATION SERVICE. Transportation Service at and between Primary Point(s) of Receipt and Primary Point(s) of Delivery shall be on a firm basis. Service involving and at Secondary Point(s) of Receipt and Delivery shall be scheduled, subject to capacity availability, following all firm transportation services between Primary Point(s) of Receipt and Delivery and ahead of any interruptible Transportation Service at such point(s).

     1.3 AUTHORIZED OVERRUN QUANTITY. On any Day, upon request of Shipper and with Transporter's consent, Shipper may Tender and Transporter may accept for Transportation quantities of gas in excess of Shipper's MDQ or Shipper's Point of Receipt or Delivery Quantities at each Point of Receipt or Delivery. For any authorized overrun volumes up to 5,000 Dth per Day, Shipper shall pay a rate of $.15 per Dth, plus Fuel Reimbursement and applicable surcharges.

                                   ARTICLE II
                  POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

     2.1 RECEIPT. Transporter agrees to accept Receipt Quantities at the Primary Point(s) of Receipt identified in Exhibit "A," which is incorporated herein by reference.

     2.2 DELIVERY. Transporter agrees to transport and Deliver Delivery Quantities to Shipper (or for Shipper's account) at the Primary Point(s) of Delivery identified in Exhibit "A."

     2.3 SECONDARY POINT(S) OF RECEIPT AND DELIVERY. Receipt and Delivery of quantities at Secondary Point(s) of Receipt and/or Secondary Point(s) of Delivery will be scheduled and allocated capacity pursuant to Article 5 of the General Terms and Conditions of Transporter's FERC Gas Tariff, First Revised Volume No. 1 ("The Tariff"). Shipper shall be entitled to receive service at Secondary Point(s) of Receipt and Delivery by nominating for service at such locations.

                                   ARTICLE III
              APPLICABLE RATE SCHEDULE, INCORPORATION BY REFERENCE

     3.1 RATE SCHEDULE. Each Month, Shipper shall pay Transporter for Transportation Service provided hereunder at the rates and surcharges set forth in Exhibit "B," which is incorporated herein by reference, for the Term of Rate provided therein. Once the Term of Rate has expired, payment shall be at the maximum rates and surcharges set forth on the Schedule of Rates Sheets of The Tariff unless otherwise agreed.

     3.2 INCORPORATION BY REFERENCE. This Agreement in all respects shall be subject to Rate Schedule TF-1 and the General Terms and Conditions of The Tariff filed with, and made effective by, the FERC (as they may be superseded, or as they may be amended pursuant to Article VII of this Agreement) all of which are by reference made a part hereof. Provided, however, that gas tendered at the Primary Point of Receipt will not be subject to the Valley Line input factor specifications set forth in Section 9.6 of the General Terms and Conditions of The Tariff upon Transporter installing the Central Blending Facility described in Section 6.6 of this Agreement.

     3.3 CHANGES IN RATES AND TERMS. Transporter shall have the right to propose to the FERC changes in its rates and terms of service, and this Agreement shall be deemed to include any changes which are made effective pursuant to FERC Order or regulation or provisions of law, without prejudice to Shipper's right to protest the same.

                                   ARTICLE IV
                                      TERM

     4 1  EFFECTIVE DATE.  This Agreement shall become effective on October 1,
1996.

     4.2 TERMINATION DATE. This Agreement shall continue in full force and effect for a term extending through September 30, 2006.

     4.3 TERMINATION OBLIGATIONS. Termination of this Agreement shall not relieve Transporter and Shipper of the obligation to correct any quantity imbalances, or relieve Shipper of the obligation to pay money due to Transporter. All warranties and indemnities shall survive the termination of this Agreement.

                                    ARTICLE V
                         CANCELLATION OF PRIOR CONTRACTS

     5.1 CANCELLATION OF PRIOR CONTRACTS. When this Agreement becomes effective, it shall supersede and cancel the following contract(s) between the
Parties: None.

                                   ARTICLE VI
                           OTHER OPERATING PROVISIONS

     6.1 Shippers under this Rate Schedule TF-1 shall be subject to the Joint Monthly Operating Plan and Operational Flow Orders as provided in Article 7 of the General Terms and Conditions of The Tariff.

     6.2 FIRST-OF-THE-MONTH NOMINATIONS. By 10:00 a.m., Mountain Time, at least four Business Days, or, for Shippers using Transporter's electronic bulletin board, by 10:00 a.m., Mountain Time, two Business Days, before the first Day of each Month (e.g., 10:00 a.m., Mountain Time, Tuesday, for gas Tendered beginning 12:00 p.m., Mountain Standard Time, Thursday, or 10:00 a.m., Mountain Time, Thursday, for gas Tendered beginning 12:00 p.m., Mountain Standard Time, Monday), Shipper shall provide Transporter with a schedule (in writing or by Electronic Transmission) showing the daily quantity to be Tendered to Transporter during the first four Days of the Month at each Point of Receipt including the producing area (including county and state) of the gas to be Tendered and an allocation of such quantity at each Point of Delivery. Nominations shall be addressed as set forth in Article VIII of this Agreement.

     6.3 DAILY NOMINATIONS. Unless otherwise agreed, Shipper shall submit daily nominations to Transporter, by Electronic Transmission, or in writing, by 10:00 a.m., Mountain

Time, of the day prior to the Day of Delivery (e.g., nominations shall be made by 10:00 a.m., Mountain Time, on Monday for gas to be Tendered beginning at 12:00 p.m., Mountain Standard Time, on Tuesday). For each Agreement, Shipper shall nominate in writing or by Electronic Transmission the quantity which Shipper intends to Tender at the Point(s) of Receipt and to receive at the Point(s) of Delivery, including an allocation of Point of Receipt Quantities to each Point of Delivery in the event of multiple Delivery Points.

     In situations involving Northwest Pipeline Corporation, Transporter's nomination deadline is 9:30 a.m. Mountain Time, 30 minutes before Northwest Pipeline Corporation's nomination deadline.

     Transporter shall exercise reasonable efforts to accommodate changes to Shipper's nomination for injection into and, where applicable, withdrawal from Transporter's Storage Fields under Rate Schedule FS-1 and/or NNT-1 up to 4:00 p.m., Mountain Time, on the Day in which nominations are effective. Transporter shall only accept such changes if they do not affect other already scheduled quantities and subject to confirmation at the Point(s) of Receipt or Point(s) of Delivery, where applicable.

     Transporter shall attempt to verify all nominations and confirm service to Shipper no later than four hours prior to the Day for which the Nominations are to be effective.


     Transporter is not responsible for assuring that the nominated quantities are actually Tendered to Transporter at the Point(s) of Receipt.

     All service performed under this Agreement shall be performed pursuant to 18 CFR 284.221 authority, unless Shipper elects service to be performed pursuant to 18 CFR 284.101 (Section 311) .

     6.4 ESTIMATES. For planning purposes, Transporter may, from time to time, request estimates of Shipper's annual quantity, average daily quantity, or peak Day quantities. In the event that such a request is made, Shipper shall reply in writing within 45 days of the request.

     6.5 PLANNING INFORMATION. Transporter may request other planning information as needed from time to time and Shipper shall comply with all reasonable requests.

     6.6 NEW FACILITIES. Transporter agrees to construct a nitrogen blending facility that will have the capability of conditioning all volumes flowing through the Picketwire Lateral to the input factor specifications as stated in
Article 9 in Transporter's FERC Gas Tariff. Transporter shall use commercially reasonable efforts to install either the ("Central Blending Facility") or an interim facility capable of blending 20,000 Dth per Day by October 1, 1996. If the necessary blending facilities are not in service by October 1, 1996 (subject to force majeure as defined in The Tariff), Transporter will make firm deliveries for Shipper at Shipper's Primary Point of Delivery until such time as the necessary blending facilities are in-servlce.

                                   ARTICLE VII
                                  MODIFICATIONS

     7.1 MODIFICATIONS. Certain provisions of the General Terms and Conditions of The Tariff and/or Rate Schedule TF-1 are modified for the purpose of this Agreement, as specified below: None.

                                  ARTICLE VIII
                                     NOTICES

     8.1 NOTICES, STATEMENTS, AND BILLS. Any notice, statement, or bill provided for in this Agreement shall be in writing and shall be considered as having been given if hand carried, telecopied, or if mailed by United States mail, postage prepaid, to the following addresses, respectively:

          TO SHIPPER:

               Invoices for Transportation:
                    Primero Gas Marketing Company
                    1000 Writer Square
                    1512 Larimer Street
                    Denver, Colorado 80202
                    Attention: Kevin Collins
                    Phone No.  (303) 534-0400
                    Telecopy No.  (303) 534-0420

               All Notices:
                    Primero Gas Marketing Company
                    1000 Writer Square
                    1512 Larimer Street

                    Denver, Colorado 80202
                    Attention: Mark Sexton
                    Phone No.  (303) 534-0400
                    Telecopy No.  (303) 534-0420

          TO TRANSPORTER:

               Payments for Transportation:
                    Colorado Interstate Gas Company
                    Department 208
                    Denver, Colorado 80291

               All Notices:
                    Colorado Interstate Gas Company
                    P.  O.  Box 1087
                    Colorado Springs, Colorado 80944
                    Attention: Account Management, Transmission & Storage Telecopy No. (719) 520-4810

               All Nominations:
                    Colorado Interstate Gas Company
                    Colorado Springs, Colorado 80944
                    Attention: Volume Management, Transmission & Storage Telecopy No. (719) 520-4411

     8.2 AGENTS.    Shipper must provide written notice to Transporter of the
name, and any other pertinent information, of another person ("Agent") that has agency authority to act for Shipper in connection with (1) the Joint Monthly Operating Plan as discussed in Article 7 of the General Terms and Conditions of The Tariff, (2) operation of pipelines, facilities, and wells in connection with this Agreement, (3) Operational Flow Orders as discussed in Article 7 of the General Terms and Conditions of The Tariff, and/or (4) other matters covered by this Agreement. If the Agent has the authority in (2) and (3), above, operating notices shall be served upon the Agent alone. The Shipper remains bound by its obligations under the Agreement, and commitments made by the Agent on behalf of the Shipper are binding on the Shipper as if made by the Shipper. The Shipper must provide prompt written notice of the termination of the agency.

     IN WITNESS WHEREOF, the Parties have executed this Agreement.

                             COLORADO INTERSTATE GAS COMPANY
                                       (Transporter)



                              By   /s/ Donald J. Zinko
                                -------------------------------
                                   Donald J. Zinko
                                   Senior Vice President




                              PRIMERO GAS MARKETING COMPANY
                                       (Shipper)

ATTEST:                       BY: EVERGREEN OPERATING CORP., MANAGER



                              By   /s/ Mark S. Sexton
                                -------------------------------


 By /s/ J. Keither Martin           Mark S. Sexton
    ---------------------       -------------------------------
     Title                            (Print or type name)
Evergreen Operating Corp.
Corporate Secretary


                                    Director
                                -------------------------------
                                      (Print or type title)

                                   EXHIBIT "A"

                                       to

                      FIRM TRANSPORTATION SERVICE AGREEMENT

                                     between

                  COLORADO INTERSTATE GAS COMPANY (Transporter)

                                       and

                     PRIMERO GAS MARKETING COMPANY (Shipper)

                             DATED: October 1, 1996

1.  Shipper's Maximum Delivery Quantity ("MDQ"): 10,000 Dth per Day.

                                              PRIMARY POINT(S) OF    MAXIMUM
 PRIMARY POINT(S) OF RECEIPT                    RECEIPT QUANTITY     RECEIPT
          (NOTE 1)                               (DTH PER DAY)       PRESSURE
                                                    (NOTE 2)         P.S.I.G.
- --------------------------------------------------------------------------------
        Burro Canyon                                 10,000           1,220



                                                                     MAXIMUM
PRIMARY POINT(S) OF DELIVERY                  PRIMARY POINT(S) OF    DELIVERY
                                               DELIVERY QUANTITY     PRESSURE
          (NOTE 1)                               (DTH PER DAY)       P.S.I.G.
- --------------------------------------------------------------------------------
            Dumas                                    10,000             650

NOTES: (1) Information regarding Point(s) of Receipt and Point(s) of Delivery, including legal descriptions, measuring parties, and interconnecting parties, shall be posted on Transporter's electronic bulletin board. Transporter shall update such information from time to time to include additions, deletions, or any other revisions deemed appropriate by Transporter.

       (2) Each Point of Receipt Quantity may be increased by an amount equal to Transporter's Fuel Reimbursement percentage. Shipper shall be responsible for providing such Fuel Reimbursement at each Point of Receipt on a pro rata basis based on the quantities received on any Day at a Point of Receipt divided by the total quantity Delivered at all Point(s) of Delivery under this Transportation Service Agreement.

                                   EXHIBIT "B"

                                       to

                      FIRM TRANSPORTATION SERVICE AGREEMENT

                                     between

                  COLORADO INTERSTATE GAS COMPANY (Transporter)

                                       and

                     PRIMERO GAS MARKETING COMPANY (Shipper)

                             DATED: OCTOBER 1, 1996


  PRIMARY      PRIMARY     R1 RES-    COMMOD-                FUEL
POINT(S) OF  POINT(S) OF  ERVATION     ITY      TERM OF    REIMBURSE-    SUR-
  RECEIPT      DELIVERY     RATE       RATE      RATE        MENT       CHARGES
- --------------------------------------------------------------------------------
Burro          Dumas      (Notes 4   (Note 5)   10/1/96     (Note 2)    (Note 3)
Canyon                    and 5)                through
                                                9/30/2006



 SECONDARY    SECONDARY    R1 RES-    COMMOD-                FUEL
POINT(S) OF  POINT(S) OF  ERVATION     ITY      TERM OF    REIMBURSE-    SUR-
  RECEIPT     DELIVERY      RATE       RATE      RATE        MENT       CHARGES
- --------------------------------------------------------------------------------
All            All        (Note 1)   (Note 1)   10/1/96     (Note 2)    (Note 3)
                                                through
                                                9/30/2006



NOTES: (1) Unless otherwise agreed by the Parties in writing, the rates for service hereunder shall be Transporter's maximum rates for service under Rate Schedule TF-1, or other superseding Rate Schedule, as such rates may be changed from time to time.

       (2) Fuel Reimbursement shall be as stated on Transporter's Schedule of Surcharges and Fees in The Tariff, as they may be changed from time to time, unless otherwise agreed between the Parties.
       (3) Surcharges, if applicable:

           All applicable surcharges, unless otherwise specified, shall be the maximum surcharge rate as stated in the Schedule of Surcharges and Fees in The Tariff, as such surcharges may be changed from time to time.

                                   EXHIBIT "B"


NOTES:
          GQC:
          The Gas Quality Control Surcharge shall be assessed pursuant to
          Article 20 of the General Terms and Conditions as set forth in The Tariff.

          GRI:
          The GRI Surcharge shall be assessed pursuant to Article 18 of the General Terms and Conditions as set forth in The Tariff.

          HFS:
          The Hourly Flexibility Surcharge will be assessed pursuant to Article 20 of the General Terms and Conditions as set forth in The Tariff.

          ORDER NO.  636 TRANSITION COST MECHANISM:
          Surcharge(s) shall be assessed pursuant to Article 21 of the General Terms and Conditions as set forth in The Tariff.

          ACA:
          The ACA Surcharge shall be assessed pursuant to Article 19 of the General Terms and Conditions as set forth in The Tariff.

     (4) If Shipper releases any of its capacity (i.e., becomes a Releasing Shipper under Transporter's Capacity Release Program) and the Replacement Shipper is paying more than the Releasing Shipper, Transporter shall be entitled to the difference, if any, between the reservation charge(s), including all applicable surcharges, being paid by the Replacement Shipper, and the reservation charges, including all applicable surcharges, being paid by the Releasing Shipper.

     (5) The rates for service shall be Transporter's maximum rates under Rate Schedule TF- l in The Tariff as of October 1, 1996, subject to refund. Once the maximum TF-1 rates are approved by the FERC in Rate Proceeding Docket No. RP96-190 ("Approved Rate ) such rate shall remain fixed for the remainder of the term of this Agreement. In the event Transporter is not permitted (by virtue of the Tariff, FERC ruling, or otherwise) to collect the Approved Rate, Transporter and Shipper shall negotiate an amendment to this Agreement or other arrangement which places the Parties in the same economic position they would have been in had Transporter been permitted to collect the full Approved Rate.